UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report: December 31, 2010


                            GARNER INVESTMENTS, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)

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

              Wyoming                                   000-26317                               84-1384961
-------------------------------------             ----------------------             ---------------------------------
  (State or other jurisdiction of                   (Commission File                   (IRS Employer Identification
           incorporation)                                Number)                                 Number)

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                         P.O. Box 3412, Casper, WY 82602
                         -------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                  (307)472-3000
                                  -------------
               Registrant's telephone number, including area code



          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

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                            SECTION 8 - OTHER EVENTS

Item 8.01 Other Events.

Listing of Common Stock for Trading

On December 31, 2010, Garner Investments, Inc. ("the Company") common stock was listed for trading on the FINRA Over the Counter Market under the trading symbol "GVTS."




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                       GARNER INVESTMENTS, INC.


                                       By: /s/Roy Smith
                                       ----------------
                                              Roy Smith, President


 Date: January 6, 2011